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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 20, 1999

                               GETTY IMAGES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                 000-23747              98-0177556
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(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)     File No.)          Identification No.)

                          701 34th Avenue N., Suite 400

                    Seattle, Washington                   98103
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               (Address of principal executive offices) (Zip Code)

                                  206-268-2000
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              (Registrant's telephone number, including area code)

                         2101 Fourth Avenue, Fifth Floor

                    Seattle, Washington                  98121
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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        This Current Report on Form 8-K/A modifies, supercedes and replaces in its entirety our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 1999.

ITEM 5. OTHER EVENTS.

        On September 20, 1999, we entered into a stock purchase agreement with Eastman Kodak Company and Kodak S.A., an affiliate of Eastman Kodak Company, to purchase all of the capital stock of The Image Bank, Inc. and The Image Bank France S.A. for approximately $183 million. The stock purchase agreement for the pending acquisition is attached as an exhibit to this current report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits

                10.1 Stock Purchase Agreement dated September 20, 1999 among Eastman Kodak Company, Kodak S.A. and Getty Images, Inc.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GETTY IMAGES, INC.

                                      By:    /s/ SUZANNE L. PAGE
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Date:  October 12, 1999                      Suzanne L. Page
                                             Vice President, General Counsel
                                             and Assistant Secretary


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